             MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2008 - FEBRUARY 28, 2009

                                                                       AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL         SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF     PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING       BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- --------------- ------------- ---------- ---------- ----------

   Waste         09/24/08         -         $32.500    $357,500,000      30,000        0.27%     0.57%      J.P. Morgan,   Merrill
Connections                                                                                                    Merrill     Lynch
   Inc.                                                                                                        Lynch
                                                                                                               & Co.,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                             LLC, Credit
                                                                                                               Suisse,
                                                                                                                Citi,
                                                                                                              Friedman
                                                                                                              Billings
                                                                                                               Ramsey,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                First
                                                                                                              Analysis
                                                                                                             Securities
                                                                                                            Corporation,
                                                                                                            Raymond James